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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):September 12, 1995



                             JONES INTERCABLE, INC.
             (Exact name of registrant as specified in its charter)



         Colorado                          1-9953                            84-0613514
         --------                          ------                            ----------
(State of Organization)            (Commission File No.)                  (IRS Employer
                                                                        Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309                             (303) 792-3111
- ---------------------------------------------                             --------------
(Address of principal executive office and Zip Code                          (Registrant's
                                                                             telephone no.
                                                                         including area code)

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ITEM 8.  CHANGE IN FISCAL YEAR

         On September 12, 1995, Jones Intercable, Inc. ("Intercable") filed an Internal Revenue Service Form 1128, "Application to Adopt Change or Retain a Tax Year" (the "Application") with the Internal Revenue Service to change its taxable year from a fiscal year ending May 31 to a calendar year ending December 31, commencing with the year ended December 31, 1995. Subject to the approval by the Internal Revenue Service of the Application, Intercable intends to change to a calendar year basis for accounting purposes and, therefore, to file on or before April 1, 1996, an Annual Report on Form 10-K covering the period June 1, 1995 through December 31, 1995 with the Securities and Exchange Commission.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  JONES INTERCABLE, INC.,
                                                  a Colorado corporation


Dated:  September 27, 1995                        By:  /s/ Robert S. Zinn
                                                         Robert S. Zinn
                                                      Acting Vice President